UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

May 1, 2023
Date of Report (date of earliest event reported)

GENUINE PARTS COMPANY
(Exact name of registrant as specified in its charter)

GA		001-05690	58-0254510
(State or other jurisdiction of incorporation or organization)		(Commission File Number)	(I.R.S. Employer Identification No.)

2999 WILDWOOD PARKWAY,
ATLANTA,	GA		30339
(Address of principal executive offices)			(Zip Code)

(678) 934-5000
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CF.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value per share	GPC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2023 Annual Meeting of Shareholders of Genuine Parts Company (the "Company") was held on May 1, 2023 to: elect each of the persons listed to serve as a director of the Company with terms to expire at the 2024 Annual Meeting; (2) approve, on an advisory basis, the Company’s executive compensation (“Say-on-Pay”); (3) approve, on an advisory basis, the frequency of the Company’s Say-on-Pay votes, and (4) ratify the selection of Ernst & Young LLP as independent auditors of the Company for 2023.

The results of the vote of the Company's shareholders for each proposal:

Proposal 1: The following nominees were elected to serve as members of the Company's Board of Directors until the 2024 Annual Meeting:

Name	For	Withheld	Broker Non-Votes
Elizabeth W. Camp	107,807,460	696,616	13,708,823
Richard Cox, Jr.	107,827,634	676,442	13,708,823
Paul D. Donahue	101,484,550	7,019,526	13,708,823
Gary P. Fayard	107,821,433	682,643	13,708,823
P. Russell Hardin	103,268,460	5,235,616	13,708,823
John R. Holder	105,677,344	2,826,732	13,708,823
Donna W. Hyland	100,777,975	7,726,101	13,708,823
John D. Johns	103,758,796	4,745,280	13,708,823
Jean-Jacques Lafont	106,859,322	1,644,754	13,708,823
Robert C. “Robin” Loudermilk, Jr.	105,110,385	3,393,691	13,708,823
Wendy B. Needham	102,372,255	6,131,821	13,708,823
Juliette W. Pryor	106,842,722	1,661,354	13,708,823
E. Jenner Wood, III	107,183,689	1,320,387	13,708,823

Proposal 2: An advisory vote on executive compensation ("Say-on-Pay") was approved.

For	Against	Abstain	Broker Non-Votes
99,894,395	8,351,147	258,535	13,708,823

Proposal 3: An advisory vote on the frequency of future Say-on-Pay votes were as follows:

Every One Year	Every Two Years	Every Three Years	Abstain	Broker Non-Votes
106,129,375	442,282	1,725,940	206,479	13,708,823

The Board of Directors has considered these voting results and determined that an advisory vote on executive compensation will be submitted to shareholders on an annual basis until the next required vote on frequency.

Proposal 4: The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal 2023 was ratified.

For	Against	Abstain	Broker Non-Votes
116,329,177	5,762,758	120,964	—

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Genuine Parts Company

Date: May 3, 2023	By:	/s/ Bert Nappier

Name: Bert Nappier
Title: Executive Vice President and CFO